Exhibit 10.5


                              POOL ACQUISITION S.A.
                             AS SUBORDINATED LENDER



                           SANITEC INTERNATIONAL S.A.
                                   AS COMPANY




                              THE BANK OF NEW YORK
                     AS TRUSTEE FOR THE HOLDERS OF THE NOTES









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                  INTERCOMPANY ON-LOANS SUBORDINATION AGREEMENT

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                                    CONTENTS

CLAUSE                                                                 PAGE



1.       INTERPRETATION...................................................2


2.       SUBORDINATION OF SUBORDINATED LIABILITIES........................4


3.       COVENANTS OF THE SUBORDINATED CREDITORS..........................5


4.       PROHIBITED PAYMENTS..............................................6


5.       SUBROGATION......................................................6


6.       ENFORCEMENT......................................................6


7.       OTHER SECURITY AND DEALINGS......................................7


8.       REALISATION OF DISTRIBUTIONS.....................................7


9.       SUCCESSION.......................................................8


10.      NOTICES, AMENDMENTS, WAIVER......................................8


11.      COUNTERPARTS.....................................................8


12.      PARTIAL INVALIDITY; WAIVER.......................................8


13.      LAW..............................................................9


14.      THIRD PARTY RIGHTS...............................................9


15.      JURISDICTION.....................................................9


16.      FURTHER ASSURANCE...............................................10



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This INTERCOMPANY ON-LOANS SUBORDINATION AGREEMENT (the "AGREEMENT") is made the
7th day of May 2002

BETWEEN:

(1) POOL ACQUISITION S.A., a public limited liability company organised under the laws of Luxembourg (the "SUBORDINATED LENDER"); and

(2) SANITEC INTERNATIONAL S.A., a public limited liability company organised under the laws of Luxembourg (the "COMPANY"); and

(3)      THE BANK OF NEW YORK, acting as Trustee under the Indenture (the
         "TRUSTEE").

WHEREAS:

(A) The Subordinated Lender directly holds approximately 93% of the capital stock of the Company. The Company holds a 100% of the capital stock in Pool Acquisition Netherlands B.V. (in liquidation), which holds 100% of the capital stock in Sanitec Oy (previously called Pool Acquisition Helsinki Oy) ("SANITEC") and Pool Sub-Financing Helsinki Oy. Pool Sub-Financing Helsinki Oy holds 100% of the capital stock in Pool Financing Helsinki Oy.

(B) Certain investors (the "INVESTORS") have granted a shareholder loan to Sanitec under a Shareholder Loan Agreement (the "SHAREHOLDER LOAN") dated 26 April 2001, as amended, for the purpose of financing the acquisition of Sanitec Oyj, an entity which has subsequently been merged with and into Sanitec.

(C) Bayerische Hypo- und Vereinsbank AG (the "PIK LENDER") has granted a PIK loan to Pool Sub-Financing Helsinki Oy under a PIK Loan Agreement (the "PIK LOAN"), dated 17 December 2001, as amended, in the amount of
         (euro)60,000,000.

(D) Pool Sub-Financing Helsinki Oy as borrower under a EUR 60,000,000 PIK On-Loan Agreement I (the "PIK ON-LOAN I"), has lent the proceeds of the PIK Loan to Pool Financing Helsinki Oy.

(E) Pool Financing Helsinki Oy as borrower under a EUR 60,000,000 PIK On-Loan Agreement II (the "PIK ON-LOAN II") has lent the proceeds from the PIK On-Loan I to Sanitec for the purpose of partially refinancing existing debt of Sanitec.

(F) On the date hereof, the Company will issue 9% Senior Notes due 2012 pursuant to that certain indenture, dated as of the date hereof (the "INDENTURE"), by and



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         between the Company and the Trustee. In connection with the issuance of the Notes, it has been agreed that the claims of the Investors under the Shareholder Loan and the claims of the PIK Lender under the PIK
         Loan will be structurally subordinated to the claims of the Holders.

(G) To achieve the subordination referred to in (F) above, the Investors, Sanitec, the Company and the Subordinated Lender have agreed by way of a Shareholder Loan Transfer and Assumption Agreement, dated as of 2 May 2002, (the "SHAREHOLDER LOAN TRANSFER AND ASSUMPTION AGREEMENT") to establish a structure in which the loan currently made to Sanitec under the Shareholder Loan will be granted to the Subordinated Lender, then on-lent to the Company under a Luxembourg Shareholder Loan Facility Agreement (the "LUXEMBOURG SHAREHOLDER LOAN FACILITY AGREEMENT") and then on-lent to Sanitec under a Finnish Shareholder Loan Facility Agreement (the "FINNISH SHAREHOLDER LOAN FACILITY AGREEMENT").

(H) To achieve the structural subordination referred to in (F) above, Pool Sub-Financing Helsinki Oy, Pool Financing Helsinki Oy, Sanitec Oy, the Company, the Subordinated Lender and the PIK Lender have agreed by way of a PIK On-Loan Transfer and Assumption Agreement, dated as of 2 May 2002, (the "PIK ON-LOAN TRANSFER AND ASSUMPTION AGREEMENT") to establish a structure whereby the Subordinated Lender will be the initial borrower under the PIK Loan and the Company will be the borrower under the PIK On-Loan I and Sanitec the borrower under the PIK On-Loan II.

(I) It has been agreed between the parties hereto that the repayment claims of the Subordinated Lender under the Luxembourg Shareholder Loan Facility Agreement and the PIK On-Loan I shall be regulated and/or subordinated in the manner set out herein.

NOW IT IS HEREBY AGREED as follows:

1.       INTERPRETATION

1.1      In this Agreement:

         "DISCHARGE DATE" means the date on which all Liabilities have been fully paid and discharged to the satisfaction of the Trustee (acting reasonably), whether or not as a result of an enforcement.

         "DISTRIBUTION" means, in respect of any Person, any payment (whether directly or by set-off or otherwise) by or distribution of assets of such Person, whether in cash,



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         property, securities or otherwise.

         "EVENT OF DEFAULT" means any event of default (howsoever described) under the Senior Notes Documents.

         "HOLDERS" means a Person in whose name a Note is registered.

         "INSOLVENCY EVENT" means, in respect of the Company, that it is subject to a bankruptcy, insolvency, winding-up or administration order or a voluntary arrangement or that an administrative receiver has been appointed or that any event analogous with any of the foregoing has occurred under any applicable law.

         "LIABILITIES" means all present and future sums, liabilities and obligations payable or owing by the Company to any Holder (whether contractual or by operation of law) under, pursuant to or otherwise in connection with, the Senior Notes Documents.

         "NOTES" means the Company's 9% Senior Notes due 2012 issued pursuant to the Indenture, including the Initial Notes issued on the date hereof and any Additional Notes or Exchange Notes issued from time to time under the Indenture.

         "PROHIBITED PAYMENTS" means the repayment of all or, from time to time, any part of, or the refinancing or restructuring of, any Subordinated Liability.

         "SECURITY" means any encumbrance, hypothecation, guarantee, indemnity or other security or preferential arrangement, present or future, actual or contingent.

         "SENIOR NOTES DOCUMENTS" means the Indenture and the Senior Notes.

         "SUBORDINATED LIABILITIES" means all present and future sums, liabilities and obligations payable or owed by the Company to the Subordinated Lender under, pursuant to or in connection with the Luxembourg Shareholder Loan Facility Agreement and the PIK On-Loan I.

1.2 Terms and expressions defined in the Indenture shall have the same meaning in this Agreement except as otherwise defined herein.

1.3 Unless the context or the express provisions of this Agreement otherwise require, all references to a party include references to its permitted assignees and transferees and its successors in title and (where applicable) to any replacement or additional agent or Security Agent or Trustee.



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1.4      Save where the contrary is indicated, any reference in this Agreement to:

         1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

         1.4.2 a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted.

1.5      Clause headings are for ease of reference only.

2.       SUBORDINATION OF SUBORDINATED LIABILITIES

2.1 In consideration of the purchase of the Notes by the Holders, the Subordinated Lender and the Company hereby agree with the Trustee (on behalf of, and for the benefit of, the Holders) and declare as follows:

2.2 Until the Discharge Date, the Subordinated Liabilities shall be irrevocably subordinated to all Liabilities and, except with respect to payments permitted by Clause 4, subject in right of payment to the extent and in the manner hereinafter set forth. The subordination effected hereunder shall also apply upon and after the application for the commencement of insolvency proceedings or any similar event in relation to the Company. The subordination shall continue to be effective upon any amendment, supplement, variation or novation of any Senior Notes Documents.

2.3 Until the Discharge Date, the Company will not make any prepayment or payment (whether in cash, by way of transfer of assets or otherwise) on account of, or grant or permit to subsist any Security in respect of, the Subordinated Liabilities nor shall the Subordinated Lender, as set forth in Clause 6 below, demand or receive any such payment or prepayment or Security or to commence any proceedings against the Company or take any action in respect of the Subordinated Liabilities or any part thereof (including, without limitation, the acceleration, termination or cancellation of the Subordinated Liabilities or the exercise of any right of set-off, counterclaim or lien or any action or step with a view to winding-up the Company).

2.4 In the event of payment, or prepayment (whether in cash, by way of transfer of assets or otherwise) being made to the Subordinated Lender, or any other action resulting in the receipt of funds by the Subordinated Lender with respect to Subordinated Liabilities, or Security being held by the Subordinated Lender in breach of Clause 2.3 or Clause 6, the Subordinated Lender will forthwith pay to the Trustee for the benefit of the Holders any sum or other assets which



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         shall have been received by it from the Company in consequence of such breach (which sum or other assets shall be deemed not to have reduced the liability of the Company to the Subordinated Lender) and until such payment or transfer the Subordinated Lender will hold such sums or other assets or such Security (as the case may be) on trust for the Company provided, however, that these provisions shall not constitute or create or be deemed to constitute or create any encumbrance or other security interest of any kind.

2.5 Neither the Subordinated Lender nor the Company shall knowingly take or omit to take any action whereby the subordination or any rights of the Trustee or Holders under this Agreement of the Subordinated Liabilities (or any part thereof) as contemplated in this Clause 2 might be terminated, impaired or adversely affected.

2.6      Upon an Insolvency Event occurring in respect of the Company:

         2.6.1 the claims of the Subordinated Lender in respect of the Subordinated Liabilities shall be postponed in all respects to the Liabilities;

         2.6.2 the Subordinated Lender shall not, unless otherwise directed by the Trustee, provide for the Subordinated Liabilities until the Liabilities have first been paid or discharged in full (and for all purposes any Distribution from the Company or any of its subsidiaries received by the Trustee shall only be taken to discharge the Liabilities to the extent of the actual amount received);

         2.6.3 if the Subordinated Lender is directed by the Trustee to prove for the Subordinated Liabilities then it shall act in accordance with such directions and shall procure that any resultant Distributions shall be made by the liquidator of the Company, or any other Person making the Distribution, to the Trustee to the extent necessary to repay all the Liabilities in full; and

         2.6.4 the Subordinated Lender hereby irrevocably authorises and directs the Trustee to submit any proof and/or to instruct the relevant liquidator or other Person to make Distributions in respect of the Subordinated Liabilities in accordance with the foregoing.

3.       COVENANTS OF THE SUBORDINATED CREDITORS

3.1 The Subordinated Lender hereby covenants with the Trustee (on behalf of and for the benefit of the Holders) that until the Discharge Date it will not, save to the extent permitted by Clause 4 (PROHIBITED PAYMENTS), (i) assign, pledge or otherwise dispose of the Subordinated Liabilities or any part thereof; (ii)


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         purport to set off at any time any amount payable by it to the Company against any amount of the Subordinated Liabilities; and (iii) enforce any of the Subordinated Liabilities.

3.2 The Subordinated Lender and the Company hereby agree that the Subordinated Liabilities shall not be assignable except as otherwise expressly permitted by the Indenture.

3.3 The Subordinated Lender and the Company hereby agree not to amend, supplement, release, cancel or waive, any term of the Luxembourg Shareholder Loan Facility Agreement and the PIK On-Loan I except as otherwise expressly permitted by the Indenture.

4.       PROHIBITED PAYMENTS

         Prior to the Discharge Date, the Subordinated Lender shall not request a Prohibited Payment and the Company shall not make a Prohibited Payment except to the extent that such Payment is expressly permitted pursuant to, and is made in accordance with, the terms of the Indenture.

5.       SUBROGATION

         The Subordinated Lender hereby agrees, to the extent necessary for the Holder to realise the benefits of this Agreement, that the Trustee (on behalf of, and for the benefit of, the Holders) will be subrogated to the rights and claims under, and with respect of, the Subordinated Liabilities. The Subordinated Lender shall do all acts and things (including, without limitation, the execution of powers of attorney, assignments or other instruments) as are required to effect such subrogation.

6.       ENFORCEMENT

         If at any time before the Discharge Date there occurs an event or circumstance which entitles the Subordinated Lender to terminate or accelerate any Subordinated Liability, or any event giving rise to an obligation of the Company to repay any Subordinated Liability, the Subordinated Lender shall promptly notify the Trustee of such event but the Subordinated Lender shall not:

         (a) terminate or accelerate any of the Subordinated Liabilities or otherwise declare any of the Subordinated Liabilities prematurely payable or due;

         (b) enforce the Subordinated Liabilities by attachment, execution or by initiating or supporting any insolvency proceedings;



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         (c)      demand or receive any Security in respect of the Subordinated
                  Liabilities;

         (d) commence any proceedings against the Company in respect of the Subordinated Liabilities; or

         (e) take any other enforcement action in respect of the Subordinated Liabilities or any part thereof.

7.       OTHER SECURITY AND DEALINGS

         The Subordinated Lender and the Company hereby agree that the subordination hereby effected shall be in addition to and shall not prejudice or affect any Security or any right or remedy of the Holders in respect of the Liabilities whether from the Company or the Subordinated Lender (or either of them) or any other person nor shall the provisions hereof be prejudiced or affected by:

         (a) any Security or right or remedy of the Holders in respect of the Liabilities;

         (b) any time or indulgence granted by the Holders to the Company or to any other person;

         (c) any variation, amendment, supplement or extension of the terms of any Security in respect of the Liabilities;

         (d) any arrangement or compromise made between the Holders or the Trustee and any of the Company or any other person;

         (e) any dealing with, exchange, release or invalidity of any Security in respect of the Liabilities;

         (f) any omission on the part of the Holders or the Trustee to enforce any of their rights against any of the Company or any other person or any Security in respect of the Liabilities;

         (g) the filing for insolvency proceedings in relation to Subordinated Lender and/or the Company; and

         (h) any other fact or circumstance whatsoever whether or not similar to any of the foregoing which could or might in any way diminish the Subordinated Lender's or the Company's obligations or the rights of the Trustee (for itself and for the benefit of the Holders) under this Agreement.

8.       REALISATION OF DISTRIBUTIONS



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         The Trustee may realise any Distribution in kind received in respect of the Subordinated Liabilities, and may convert any amount received in respect of the Subordinated Liabilities, into a currency in which the Company is liable at its spot rate, and the Liabilities shall not be deemed reduced by the Distribution or (as appropriate) conversion proceeds are available to be applied towards the Liabilities.

9.       SUCCESSION

         This Agreement is a contract for the benefit of the Holders. The Subordinated Lender and the Company each agree that upon any change in Trustee pursuant to the Indenture, the relevant successor to the Trustee shall become a party to this Agreement by acceding hereto without the need of any consent or action of any party hereto.

10.      NOTICES, AMENDMENTS, WAIVER

10.1 Each communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by facsimile or letter.

10.2 Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by written notice to the other parties hereto specified another address) be made or delivered to that other person at the addresses as set out on the execution pages hereof.

10.3 All amendments or supplements to this Agreement or any waiver with regard to this Agreement (including this Clause 10.3) shall be made in writing and in accordance with, and in the manner provided for in, the Indenture.

11.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.

12.      PARTIAL INVALIDITY; WAIVER

12.1 If at any time, one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The parties agree that such illegal, invalid or unenforceable provision shall be deemed replaced by such provision



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         which comes as close as possible to the purpose of this Agreement.

12.2 No failure to exercise, nor any delay in exercising, on the part of the Security Agent or the Trustee, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

13.      LAW

         This Agreement shall be governed by, and shall be construed in accordance with, the laws of England and Wales.

14.      THIRD PARTY RIGHTS

14.1 Subject to Clause 14.2 below, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enjoy the benefit of, or enforce, any term of this Agreement.

14.2 Each Holder may enjoy the benefit of, and enforce, any term of this Agreement in accordance with the Contracts (Rights of Third Parties) Act 1999 and this Agreement may not be amended, terminated or rescinded in any manner adverse to the interests of the Holders without the consent of the Holders of 75% in principal amount of the Notes then outstanding.

15.      JURISDICTION

15.1 To the extent that the Company, the Subordinated Lender or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the competent jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any competent jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the transactions contemplated hereby, each the Company and the Subordinated Lender hereby irrevocably and unconditionally waive, and agree not to plead or claim, any such immunity and consent to such relief and enforcement.



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15.2     Each of the parties hereto irrevocably agrees that any suit, action or proceeding arising out of or based upon this Agreement shall be instituted in the courts of England and Wales; and irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding; and irrevocably submits to the jurisdiction of the courts of England and Wales in any such suit, action or proceeding. However, the Trustee shall not be prevented from bringing proceedings in any other courts with jurisdiction. To the extent allowed by law, the Trustee may bring concurrent proceedings in any number of jurisdictions. The Company and the Subordinated Lender have each appointed Twyford Bathrooms as their respective authorised agent (the "UK AUTHORISED AGENT") upon whom process may be served in any such suit, action or proceeding arising out of or based upon this Agreement, which may be instituted in a court located in London, England (the "UK APPOINTMENT LETTER AGREEMENT"). The Company and the Subordinated Lender each expressly consent to the jurisdiction of the courts of England and Wales in respect of any such action and waive any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until replaced by an agent reasonably acceptable to the Trustee. The Company and the Subordinated Lender each represent and warrant that the UK Authorised Agent has agreed to act as said agent for service of process, and the Company and the Subordinated Lender each agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the UK Authorised Agent and written notice of such service to the Company or the Subordinated Lender, as the case may be, shall be deemed, in every respect, effective service of process. If the appointment of the UK Authorised Agent ceases to be effective in respect of either the Company and/or the Subordinated Lender (whether as a result of a breach of the terms of this clause
         15.2 or otherwise), the Company and/or the Subordinated Lender, as the case may be, shall immediately appoint a further person in England reasonably acceptable to the Trustee to accept service of process on its behalf in England and, failing any such appointment within 15 days, the Trustee shall be entitled to appoint such a person by notice to the Company and/or the Subordinated Lender, as the case may be. Nothing contained herein shall affect the right to serve process in any other manner permitted by law.

16.      FURTHER ASSURANCE

         Each of the Company and the Subordinated Lender shall do all acts and things (including, without limitation, the execution of powers of attorney, assignments or other instruments) as are required to give effect to the purposes of this Agreement.



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                            (SIGNATURE PAGE FOLLOWS.)




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THIS AGREEMENT has been executed by the parties the day and year first above written.

POOL ACQUISITION S.A.

By:      _____________________________
         Name:
         Title:

Address: 19-21 boulevard Prince Henri
         L-1724 Luxembourg
         RC Luxembourg 13 82 054

Fax:

Attention:        Dr. Manuel Frias



SANITEC INTERNATIONAL S.A.

By:      _____________________________
         Name:
         Title:

Address: 19-21 boulevard Prince Henri
         L-1724 Luxembourg
         RC Luxembourg 13 82 054

Fax:

Attention:        Dr. Rainer S. Simon



THE BANK OF NEW YORK, in its capacity as Trustee under the Indenture

By:      _____________________________
         Name:
         Title:

Address: One Canada Square
         London E14 5AL England

         Fax:     +44 (0) 207 964 6399

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Attention:        Corporate Trust Administration









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